Commitments and Contingencies	12 Months Ended
May 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
21.	COMMITMENTS AND CONTINGENCIES
Capital commitments
As of May 31, 2020, the future minimum capital commitments were as follows:

US$
4,148
Capital commitment for the purchase of property and equipment	28,901

Capital commitment for leasehold improvements	33,049

Contingent liabilities
The Group has been named in a number of lawsuits arising in its ordinary course of business. Although the outcome of those lawsuits are uncertain, the Group does not believe the possibility of loss is probable. The Group is unable to estimate a range of loss, if any, that could result if there would be an adverse decision, as such, and the Group has not accrued any liabilities.